UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2016

BIOCEPT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36284	80-0943522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5810 Nancy Ridge Drive, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 320-8200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2016, Biocept, Inc. (the “Company”) filed a Registration Statement on Form S-1/A with the Securities and Exchange Commission (the “Registration Statement”).  Pursuant to the instructions to Item 402(n)(2)(iv) of Regulation S-K, the Company omitted from the Summary Compensation Table included in the Registration Statement (the “Compensation Table”) the amount of non-equity incentive plan compensation payable for 2015 (the “2015 Bonuses”) because such amounts were not calculable at the time the Registration Statement was filed.

On February 23, 2016, the Board of Directors of the Company, upon a recommendation from the Compensation Committee of the Board of Directors, approved the 2015 Bonuses for the Company’s named executive officers pursuant to the terms of the Company’s previously disclosed Annual Incentive Plan.  In accordance with Item 5.02(f) of Form 8-K, the Company is providing the Compensation Table below, updated to reflect the 2015 Bonuses, as well as 2014 compensation for the Company’s named executive officers in 2015.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)		Bonus ($)(2)		Stock Awards ($)(3)	Option Awards ($)(3)	Non-equity Incentive Plan Compensation ($)(4)		Other Compensation ($)(5)		Total ($)
Michael W. Nall	2015	362,202	(6)	—		—	337,168	101,500	(7)	43,331	(8)	844,201
President and Chief Executive Officer	2014	418,782	(6)	—		238,054	318,935	196,250	(7)	30,878	(8)	1,202,899
Veena Singh, M.D.	2015	292,129	(9)	—		—	222,413	63,042	(10)	—		577,584
SVP, Senior Medical Director	2014	26,668	(9)	—		—	88,552	—		—		115,220
Lyle J. Arnold, Ph. D.	2015	261,672		—		—	222,413	59,867	(13)	—		543,952
SVP R&D, Chief Scientific Officer	2014	246,108	(11)	25,000	(12)	—	121,408	51,380	(13)	—		443,896
William G. Kachioff	2014	255,362	(14)	20,000	(15)	—	182,029	87,330	(16)	—		544,721
Former SVP Finance, Chief Financial Officer
Raaj Trivedi	2014	177,014	(17)	30,000	(18)	—	256,587	24,975	(19)	4,800	(20)	493,376
VP, Commercial Operations
David F. Hale	2014	111,289	(21)	—		—	829,423	—		—		940,712
Former Executive Chairman

(1)

The “Salary ($)” column includes both salary earned and salary amounts earned but deferred, or deferred salary, under each of Dr. Arnold’s, Mr. Kachioff’s and Mr. Hale’s amended and restated Salary Reduction and Contingent Payment Agreements, 8% annual interest (compounded monthly) on such deferred salary amounts, and the net increase/(decrease) in each named executive officer’s accrued vacation balance, or accrued vacation, in each year ended December 31.

(2)	The “Bonus ($)” column includes discretionary amounts earned by each named executive officer but not otherwise included in amounts within the “Non-equity Incentive Plan Compensation ($)” column.
(3)

The amounts in the “Option Awards ($)” and “Stock Awards ($)” columns reflect the grant date fair values of stock option and restricted stock unit awards, respectively, granted during the year. These amounts are determined in accordance with the provisions of FASB ASC Topic 718, rather than an amount paid to or realized by the executive officer.

(4)

The “Non-equity Incentive Compensation Plan Compensation ($)” column includes discretionary amounts earned by each named executive officer pursuant to an employment agreement or our approved Annual Incentive Plan.

(5)

The “Other Compensation ($)” column includes amounts earned by each named executive officer but not otherwise included in amounts within the “Salary ($),” “Bonus ($),” “Non-equity Incentive Plan Compensation ($),” “Stock Awards ($)” or “Option Awards ($)” columns.

(6)

2015 salary amount includes accrued vacation of $9,510. 2014 salary amount includes a retroactive salary increase of $69,231 upon the closing of our initial public offering on February 10, 2014 and accrued vacation of $14,360.

(7)

2015 non-equity incentive plan compensation amount was paid pursuant to the terms of the Company’s previously disclosed Annual Incentive Plan related to the achievement of corporate performance goals during 2015. 2014 non-equity incentive plan compensation amount includes a bonus of $100,000 to Mr. Nall related to the closing of our initial public offering on February 10, 2014 awarded pursuant to our employment agreement with Mr. Nall, and also includes a bonus of $96,250 paid pursuant to the terms of the Company’s previously disclosed Annual Incentive Plan related to the achievement of corporate performance goals during 2014.

(8)

2015 other compensation amount includes $24,000 commuting expenses reimbursement benefit we provided to Mr. Nall plus $19,331 of income taxes we paid for Mr. Nall in respect of such benefit. 2014 other compensation amount includes $26,176 commuting expenses reimbursement benefit we provided to Mr. Nall plus $4,702 of income taxes we paid for Mr. Nall in respect of such benefit.

(9)	Dr. Singh commenced employment on December 1, 2014. 2015 salary amount includes accrued vacation of $4,937. 2014 salary amount includes accrued vacation of $1,456.
(10)

2015 non-equity incentive plan compensation amount was paid pursuant to the terms of the Company’s previously disclosed Annual Incentive Plan related to the achievement of corporate performance goals during 2015.

(11)	2014 salary amount includes interest on deferred salary of $618.
(12)	Bonus amount includes a discretionary award to Dr. Arnold related to the closing of our initial public offering on February 10, 2014.
(13)

2015 and 2014 non-equity incentive plan compensation amounts were paid pursuant to the terms of the Company’s previously disclosed Annual Incentive Plan related to the achievement of corporate performance goals during 2015 and 2014, respectively.

(14)	Amount includes interest on deferred salary of $977.
(15)	2014 bonus amount includes a discretionary award to Mr. Kachioff related to the closing of our initial public offering on February 10, 2014.
(16)

2014 non-equity incentive plan compensation amount includes a bonus of $30,000 to Mr. Kachioff related to the closing of our initial public offering on February 10, 2014 awarded pursuant to our employment agreement with Mr. Kachioff, and also includes a bonus of $57,330 paid pursuant to the terms of the Company’s previously disclosed Annual Incentive Plan related to the achievement of corporate performance goals during 2014.

(17)	Mr. Trivedi commenced employment on March 24, 2014. 2014 salary amount includes accrued vacation of $1,341.
(18)	2014 bonus amount includes a discretionary bonus of $30,000 to Mr. Trivedi.
(19)

2014 non-equity incentive plan compensation amount was paid pursuant to the terms of the Company’s previously disclosed Annual Incentive Plan related to the achievement of corporate performance goals during 2014.

(20)	Amount includes car allowances of $4,800 to Mr. Trivedi.
(21)	Amount includes deferred salary of $8,081, interest on deferred salary of $5,669, and compensation earned as a non-employee director for services performed of $88,889.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCEPT, INC.
Dated: February 26, 2016	By:	/s/ Michael W. Nall
	Name:	Michael W. Nall
	Title:	Chief Executive Officer